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                                                                    EXHIBIT 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

        As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-8 of our report dated June 29, 2001 included in Gadzoox Networks, Inc.'s Annual Report on Form 10-K/A for the fiscal year ended March 31, 2001.

                                                      /s/ ARTHUR ANDERSEN LLP

                                                      ARTHUR ANDERSEN LLP



San Jose, California
February 4, 2002